                         Metropolitan Series Fund, Inc.
                     State Street Research Aurora Portfolio

                       Supplement Dated November 17, 2003
                         to Prospectus Dated May 1, 2003

         Effective January 1, 2004, in the section of the prospectus describing the State Street Research Aurora Portfolio, the first four sentences of the second paragraph under "Portfolio Management" is deleted and replaced with the following:

         Paul Haagensen and Caroline Evascu are the portfolio managers of the Portfolio. Since May 2003, they have been part of a portfolio management team responsible for the day-to-day management of the Portfolio.